FINANCIAL STATEMENT EFFECTS OF RATE REGULATION	12 Months Ended
Dec. 31, 2012
FINANCIAL STATEMENT EFFECTS OF RATE REGULATION
FINANCIAL STATEMENT EFFECTS OF RATE REGULATION

5.          FINANCIAL STATEMENT EFFECTS OF RATE REGULATION

GENERAL INFORMATION ON RATE REGULATION AND ITS ECONOMIC EFFECTS

A number of businesses within the Company are subject to regulation. The Company’s significant regulated businesses and related accounting impacts are described below.

Canadian Mainline

The Canadian Mainline includes the Canadian portion of the mainline system and is subject to regulation by the NEB. Canadian Mainline tolls (excluding Lines 8 and 9) are currently governed by the CTS and do not attract rate-regulated accounting with the exception of flow-through income taxes covered by a specific rate order.

Prior to July 1, 2011, the effective date of the CTS, the Incentive Tolling Settlement (ITS) defined the methodology for calculation of tolls on the core component of Canadian Mainline and was recorded in accordance with rate-regulated accounting guidance. Toll adjustments for variances from requirements defined in the ITS were filed annually with the regulator for approval. Surcharges were also determined for a number of system expansion components and were added to the base toll determined for the core system.

Upon transition to the CTS on July 1, 2011 and the discontinuance of rate-regulated accounting at that time, a regulatory asset of approximately $470 million continued to be recognized as a NEB rate order governing flow-through income tax treatment permits future recovery.

Southern Lights

The United States portion of the Southern Lights Pipeline is regulated by the FERC and the Canadian portion of the pipeline is regulated by the NEB. Shippers on the Southern Lights Pipeline are subject to 15-year transportation contracts, which expire in 2025, under a cost of service toll methodology. Toll adjustments are filed annually with the regulators. Tariffs provide for recovery of all operating and debt financing costs, plus a pre-determined after-tax rate of return on equity of 10%. Southern Lights Pipeline tolls are based on a deemed 70% debt and 30% equity structure.

Enbridge Gas Distribution

EGD’s gas distribution operations are regulated by the OEB. For the years ended December 31, 2012, 2011 and 2010, EGD’s annual rates were set based on a revenue per customer cap incentive regulation methodology which adjusted revenues, and consequently rates, annually and relied on an annual process to forecast volume and customer additions. EGD’s after-tax rate of return on common equity embedded in rates was 8.4% for the years ended December 31, 2012, 2011 and 2010 based on a 36% deemed common equity component of capital for regulatory purposes for each of those years.

In November 2012, EGD received a rate order from the OEB permitting recovery of OPEB costs in the amount of $89 million ($63 million after-tax). The amount will be collected in rates over a 20-year period commencing in 2013. The gain is presented within Other income on the Consolidated Statements of Earnings. The rate order further provides for future OPEB costs, determined on an accrual basis, to be recovered in rates.

Enbridge Gas New Brunswick

Enbridge Gas New Brunswick (EGNB) is regulated by the EUB. As at December 31, 2011, EGNB discontinued rate-regulated accounting due to amendments in the rate setting methodology enacted by the Government of New Brunswick, and consequently wrote-off a deferred regulatory asset of $180 million and a regulatory asset with respect to capitalized operating costs of $103 million, net of an income tax recovery of $21 million. The write-off of $262 million, net of tax, was presented as an extraordinary loss on the Consolidated Statements of Earnings for the year ended December 31, 2011.

FINANCIAL STATEMENT EFFECTS

Accounting for rate-regulated activities has resulted in the recognition of the following significant regulatory assets and liabilities:

December 31,	2012	2011
(millions of Canadian dollars)
Regulatory assets/(liabilities)
Liquids Pipelines
Deferred income taxes[1]	605	527
Deferred transportation revenues[2]	155	84
Gas Distribution
Deferred income taxes[3]	201	170
Future removal and site restoration reserves[4]	(882)	(836)
Pension plans and OPEB[5]	212	108
Sponsored Investments
Deferred income taxes[3]	73	83

1

The asset represents the regulatory offset to deferred income tax liabilities that are expected to be recovered under flow-through income tax treatment. The recovery period depends on future temporary differences.

2

Deferredtransportation revenues are related to the cumulative difference between U.S. GAAP depreciation expense for Southern Lights and the negotiated depreciation rates included in the regulated transportation tolls. The Company expects to recover this difference after 2020 when depreciation rates in the transportation agreements are expected to exceed U.S. GAAP depreciation rates.

3

The asset represents the regulatory offset to deferred income tax liabilities to the extent that deferred income taxes are expected to be included in regulator-approved future rates and recovered from or refunded to future customers. The recovery period depends on future temporary differences.

4

The future removal and site restoration reserves balance results from amounts collected from customers by certain businesses, with the approval of the regulator, to fund future costs for removal and site restoration relating to property, plant and equipment. These costs are collected as part of depreciation charged on property, plant and equipment. The balance represents the amount that has been collected from customers, net of actual costs expended on removal and site restoration. The settlement of this balance will occur as future removal and site restoration costs are incurred.

5

The pension plans and OPEB balances represent the regulatory offset to pension plan and OPEB obligations to the extent the amounts are expected to be collected from customers in future rates. An OPEB balance of $89 million is expected to be collected on a straight-line basis over a 20-year period commencing in 2013, whereas the settlement period for the pension regulatory asset is not determinable.

OTHER ITEMS AFFECTED BY RATE REGULATION

Allowance for Funds Used During Construction and Other Capitalized Costs

Under the pool method prescribed by certain regulators, it is not possible to identify the carrying value of the equity component of AFUDC or its effect on depreciation. Similarly, gains or losses on the retirement of certain specific fixed assets in any given year cannot be identified or quantified.

Operating Cost Capitalization

With the approval of regulators, certain operations capitalize a percentage of certain operating costs. These operations are authorized to charge depreciation and earn a return on the net book value of such capitalized costs in future years. In the absence of rate regulation, a portion of such operating costs would be charged to earnings in the year incurred.

EGD entered into a consulting contract relating to asset management initiatives. The majority of the costs, primarily consulting fees, are being capitalized to gas mains in accordance with regulatory approval. At December 31, 2012, cumulative costs relating to this consulting contract of $144 million (2011 - $133 million) were included in property, plant and equipment and are being depreciated over the average service life of 25 years. In the absence of rate regulation, some of these costs would be charged to earnings in the year incurred.